SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  February 26,2004
                                                 ---------------------

                The A Consulting Team, Inc.
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     (Exact Name of Registrant as Specified in Charter)


          New York                       0-22945               13-3169913
----------------------------        ----------------         -------------
(State or Other Jurisdiction        (Commission File         (IRS Employer
     of Incorporation)                   Number)            Identification No.)



200 Park Avenue South, New York, New York                        10003
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 (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code   (212) 979-8228
                                                   -----------------------

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(Former Name or Former Address, if Changed Since Last Report)



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Item 12. Results of Operations and Financial Condition.

         A description of an event affecting the Registrant is set forth in the Registrant's press release dated February 26, 2004 attached hereto as Exhibit Number 99 which is incorporated by reference herein in its entirety.


Item 7.  Exhibits.

            Exhibits                Description

            99             Press Release Issued February 26, 2004

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          The A Consulting Team, Inc.
                                          ---------------------------
                                                 Registrant


Date: February 27, 2004

                                          By: /s/ Richard D. Falcone
                                              --------------------------
                                             Name:  Richard D. Falcone
                                             Title: Treasurer and Chief
                                                    Financial Officer





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                                  Exhibit Index

                Exhibit No.     Description
                -----------     -----------

                  99            Press release dated February 26, 2004